EXHIBIT 10.2





                      $40,000,000.00 REVOLVING CREDIT LOAN




                                 AMENDMENT NO. 1

                                       TO

                           LOAN AND SECURITY AGREEMENT

                      originally dated as of June 27, 2002

                                  by and among


                            IDX SYSTEMS CORPORATION,
                      IDX INFORMATION SYSTEMS CORPORATION,
                         IDX INVESTMENT CORPORATION and
                                EDIX CORPORATION

                                       and

                         HELLER HEALTHCARE FINANCE, INC.






                           Amended as of June 19, 2003

                 AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT


         THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of this 19th day of June, 2003, by and among IDX SYSTEMS CORPORATION, a Vermont corporation ("IDX"), IDX INFORMATION SYSTEMS CORPORATION, a Vermont corporation, IDX INVESTMENT CORPORATION, a Vermont corporation (collectively, the "Continuing Borrower"), and EDIX CORPORATION, a Delaware corporation (the "Withdrawing Borrower"; the Continuing Borrower and the Withdrawing Borrower are sometimes collectively referred to herein as the "Borrower"), and HELLER HEALTHCARE FINANCE, INC., a Delaware corporation ("Lender").

                                    RECITALS

         A. Pursuant to that certain Loan and Security Agreement dated June 27, 2002 (as amended hereby and as further amended, modified and restated from time to time, collectively, the "Loan Agreement") by and among Borrower and Lender, the parties have established certain financing arrangements that allow Borrower to borrow funds from Lender in accordance with the terms and conditions set forth in the Loan Agreement.

         B. Borrower now wishes to effect the withdrawal of Withdrawing Borrower as a Borrower under the Loan Agreement, and to make such further amendments as are necessary to effect such transaction.

        C. Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Loan Agreement.


         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower have agreed to the following amendments to the Loan
Agreement:

         1. WITHDRAWAL OF WITHDRAWING BORROWER. Lender, Continuing Borrower and Withdrawing Borrower agree that Withdrawing Borrower shall no longer be party to the Loan Agreement or the other Loan Documents and will not be bound by any of the conditions, covenants, provisions, obligations, liabilities, representations, warranties and other agreements set forth in the Loan Agreement and other Loan Documents and is hereby released therefrom.

         2. RELEASE OF LIENS. Lender hereby releases and discharges (a) all Liens held by Lender in and to any and all of the assets, properties or Collateral of the Withdrawing Borrower, and (b) the pledge of the outstanding capital stock of the Withdrawing Borrower granted to Lender pursuant to the Security Agreement, Stock Pledge and Assignment of Common Stock, dated as of June 27, 2002, by and between IDX and Lender (the "Stock Pledge Agreement"). In addition, Lender, Continuing Borrower and Withdrawing Borrower agree that the Stock Pledge Agreement, and all assignments separate from certificate, irrevocable proxies and simalar documents and agreements relating to arising under the Stock Pledge Agreement, are hereby terminated.

         3. OTHER AMENDMENTS TO LOAN AGREEMENT.

                  3.1. SECTION 7.11(A) OF LOAN AGREEMENT. Borrower and Lender hereby agree that, for purposes of calculating "Intangible Assets" as defined in
Section 7.11(a) of the Loan Agreement, deferred amounts will not be included in such amount for the first calendar quarter of 2003.

                  3.2. SECTION 7.11(B) OF LOAN AGREEMENT. Section 7.11(b) of the Loan Agreement shall be amended and restated as follows:

                           "(b) Net Worth. Borrower, on a consolidated basis and
                  at the end of each calendar quarter, shall not at any time during the Term permit its Tangible Net Worth to fall below the amounts set forth below:

                         Quarter                            Amount
                         -------                            ------

                         Closing Date                       $180,000,000
                         June 30, 2002                      $181,000,000
                         September 30, 2002                 $184,000,000
                         December 31, 2002                  $186,000,000
                         March 31, 2003                     $180,000,000
                         June 30, 2003                      $185,000,000
                         September 30, 2003                 $190,000,000
                         December 31, 2003                  $195,000,000
                         March 31, 2004                     $210,000,000
                         June 30, 2004                      $215,000,000
                         September 30, 2004                 $224,000,000
                         December 31, 2004                  $233,000,000
                         March 31, 2005                     $240,000,000"

                  3.3. SECTION 7.11(D) OF LOAN AGREEMENT. Section 7.11(d) of the Loan Agreement shall be amended and restated as follows:

                           "(d) Minimum Net Cash Flow. Borrower, on a
                  consolidated basis and at the end of each calendar quarter, shall not at any time during the Term permit its Net Cash Flow to fall below the amounts set forth below:

                         Quarter                            Amount
                         -------                            ------

                         June 30, 2002                      ($  750,000)
                         September 30, 2002                  $  750,000
                         December 31, 2002                   $1,000,000
                         March 31, 2003                     ($7,000,000)
                         June 30, 2003                       $    0
                         September 30, 2003                  $4,000,000



                                       2

                         Quarter                            Amount
                         -------                            ------

                         December 31, 2003                   $4,000,000
                         March 31, 2004                      $5,000,000
                         June 30, 2004                       $5,000,000
                         September 30, 2004                  $5,000,000
                         December 31, 2004                   $5,000,000
                         March 31, 2005                      $5,000,000

                  Notwithstanding the foregoing, Lender hereby agrees that the covenant for Minimum Net Cash Flow set forth in this Section 7.11(b) shall be waived for the calendar quarter beginning on January 1, 2003 and ending on March 31, 2003."

                  3.4. SECTION 7.11(E) OF LOAN AGREEMENT. Section 7.11(e) of the Loan Agreement shall be amended and restated as follows:

                           "(e) Capital Expenditure Limits. Borrower, on a
                  consolidated basis and at the end of each calendar year, shall not at any time during the Term permit its Capital Expenditures to be greater than the amounts set forth below:

                              Year                      Amount
                              ----                      ------

                              2002                      $33,000,000
                              2003                      $52,000,000
                              2004                      $27,500,000

                  To the extent Borrower does not reach the Capital Expenditure limit in Year 2002 or Year 2003, Borrower shall be permitted to increase Capital Expenditures in Year 2003 and Year 2004, respectively, by the amount of such "unused" Capital Expenditures for the prior year. For example, if Borrower incurs Capital Expenditures of $30,000,000 in Year 2002, then Borrower shall be permitted to incur Capital Expenditures of $55,000,000 in Year 2003."

         4. CONFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each of the Continuing Borrowers hereby confirms that, after giving effect to the withdrawal and releases set forth herein and except as modified by the updated Schedules delivered pursuant to Section 5 below, all of the representations and warranties set forth in Article IV of the Loan Agreement are true and correct with respect to the Continuing Borrowers, and specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any lien or security interest in favor of any other person or entity, except for Permitted Liens.

         5. UPDATED SCHEDULES. As a condition precedent to Lender's agreement to enter into this Amendment, and in order for this Amendment to be effective, Continuing Borrower shall revise, update and deliver to Lender all Schedules to the Loan Agreement to (a) reflect updated and accurate information with respect to Continuing Borrower, and (b) to update all other information as necessary to make the Schedules previously delivered correct. Continuing Borrower hereby represents and warrants that the information set forth on the attached Schedules is true and correct as of the date of this Agreement. The attached Schedules are hereby incorporated into the Loan Agreement as if originally set forth therein and replace any corresponding Schedules attached to the original Loan Agreement.

         6. RELEASE. Borrower hereby fully, finally, and absolutely and forever releases and discharges Lender and its present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, debts, damages, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, and whether contingent or matured (collectively, "Claims") in respect of the Loan Agreement, the Loan Documents, or the actions or omissions of Lender in respect of the Loan Agreement and the Loan Documents that arise from events occurring prior to the date of this Amendment, except to the extent caused by Lender's gross negligence or willful misconduct.

         7. COSTS. In consideration of the modifications agreed to by Lender herein, Continuing Borrower hereby agrees to pay to Lender a modification fee equal to Twenty-Five Thousand and No/100 Dollars ($25,000.00). Furthermore, Continuing Borrower shall be responsible for the payment of all costs of Lender incurred in connection with the preparation of this Amendment, including all reasonable fees of Lender's in-house counsel, up to $5,000. Continuing Borrower hereby authorizes Lender to deduct all of such fees set forth in this Section 7 from the proceeds of one or more of the next Revolving Credit Loan(s).

         8. CONSENT. Lender hereby consents to the filing by Borrower of the Loan Agreement and any Loan Documents with the Securities and Exchange Commission.

         9. FURTHER ASSURANCES. Lender also agrees to deliver such other releases, documents and agreements as may reasonably be required to evidence the release of all of the Collateral held by Withdrawing Borrower, at Withdrawing Borrower's expense.

         10. REFERENCE TO THE EFFECT ON THE LOAN AGREEMENT.

                  (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import, and each reference in any other Loan Document to the "Loan Agreement", shall, in each case, mean and be a reference to the Loan Agreement as amended by this Amendment.

                  (b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

         11. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.

         12. HEADINGS. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         13. COUNTERPARTS. This Amendment may be executed in counterparts, and both counterparts taken together shall be deemed to constitute one and the same instrument.




                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.


WITNESS/ATTEST:                       LENDER:
                                      -------

                                      HELLER HEALTHCARE FINANCE, INC.,
                                      a Delaware corporation


By: /s/ Lisa Lenderman                By:  /s/ Lindsay Rheaume         (SEAL)
    --------------------------            -----------------------------------
Name:    Lisa Lenderman                   Name:  Lindsay Rheaume
Title:   Senior Counsel                   Title:  Senior Vice President


                                      CONTINUING BORROWER:
                                      --------------------

                                      IDX SYSTEMS CORPORATION,
                                      a Vermont corporation


By:  /s/ Diane L. Brown               By: /s/ John A. Kane             (SEAL)
     -------------------------            -----------------------------------
Name:    Diane L. Brown                   Name:  John A. Kane
Title:   Senior Paralegal                 Title:  Senior V.P., CFO and Treasurer


                                      IDX INFORMATION SYSTEMS CORPORATION,
                                      a Vermont corporation


By:  /s/ Diane L. Brown               By: /s/ John A. Kane               (SEAL)
     --------------------------           -------------------------------------
Name:    Diane L. Brown                   Name:  John A. Kane
Title:   Senior Paralegal                 Title:  Senior V.P. and Treasurer


                                      IDX INVESTMENT CORPORATION,
                                      a Vermont corporation


By:  /s/ Diane L. Brown               By: /s/ John A. Kane               (SEAL)
     --------------------------           -------------------------------------
Name:    Diane L. Brown                   Name:  John A. Kane
Title:   Senior Paralegal                 Title:  Senior V.P. and Treasurer

                                      WITHDRAWING BORROWER:
                                      ---------------------

                                      EDIX CORPORATION,
                                      a Delaware corporation


By: /s/ Diane L. Brown                By: /s/ John A. Kane               (SEAL)
   ----------------------------           -------------------------------------
Name:    Diane L. Brown                   Name:  John A. Kane
Title:   Senior Paralegal                 Title:  Senior V.P. and Treasurer